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                                 Exhibit (e)(12)

   Form of Mutual Fund Sales and Service Agreement dated as of April 1, 2002 between American Express Financial Advisors Inc., One Group Dealer Services,
                Inc. and One Group Administrative Services, Inc.

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ONE GROUP DEALER SERVICES, INC.
MUTUAL FUND SALES AND SERVICE AGREEMENT

This Agreement is entered into among the financial institution executing this Agreement ("Financial Institution"), One Group Dealer Services, Inc. ("OGDS") and One Group Administrative Services, Inc. ("OGA"), with respect to those series of One Group Mutual Funds ("One Group") listed in Exhibit A hereto (each series referred to individually as a "Fund" and collectively as the "Funds") for whose shares of beneficial interest ("Shares") OGDS serves as Distributor and for whom OGDS provides or coordinates shareholder services.

A.   Financial Institution.

1.   Status of Financial Institution as Registered Broker-Dealer or "Bank".

     (a)  Financial Institution represents and warrants to OGDS:

            (i) That it is a broker or dealer as defined in Section 3(a)(4) or 3(a)(5) of the Securities Exchange Act of 1934 ("Exchange Act"); that it is registered with the Securities and Exchange Commission ("SEC") pursuant to Section 15 of the Exchange Act; that it is a member of the National Association of Securities Dealers, Inc. ("NASD") or, in the alternative, that it is a foreign dealer not eligible for membership in the NASD but nevertheless agrees to abide by all the rules and regulations of the SEC and the NASD which are binding upon underwriters and dealers in the distribution of securities of open-end investment companies; that its customers' accounts are insured by the Securities Investors Protection Corporation ("SIPC"); and that, during the term of this Agreement, it will abide by all of the rules and regulations of the NASD including, without limitation, the NASD Conduct Rules. Financial Institution agrees to notify OGDS in a timely manner in the event of (1) the termination of its coverage by the SIPC; (2) its expulsion or suspension from the NASD, or (3) its being found to have violated any applicable federal or state law, rule or regulation arising out of its activities as a broker-dealer or in connection with this Agreement, or which may otherwise affect in any material way its ability to act in accordance with the terms of this Agreement. Financial Institution's expulsion from the NASD will automatically terminate this Agreement immediately without notice. Suspension of Financial Institution from the NASD for violation of any applicable federal or state law, rule or regulation will terminate this Agreement effective immediately upon OGDS' written notice of termination to Financial Institution;


     (b) That Financial Institution is registered with the appropriate securities authorities in all states, territories and jurisdictions in which its activities related to this Agreement make such registration necessary.

2.   Financial Institution Acts as Agent for its Customers.

     The parties agree that in each transaction in the Shares of any Fund and with regard to any services rendered pursuant to this Agreement:

     (a)    Financial Institution is acting as agent for the customer;

     (b)    The customer is for all purposes the customer of Financial
            Institution;

     (c)    Each transaction is initiated solely upon the order of the customer;

     (d) As between Financial Institution and its customer, the customer will have full beneficial ownership of all Shares of the Funds;

     (e) Each transaction shall be for the account of the customer and not for Financial Institution's account; and

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     (f) Each transaction shall be without recourse to Financial Institution provided that Financial Institution acts in accordance with the terms of this Agreement.

     Financial Institution will offer and sell the Shares of the Funds only in accordance with the terms and conditions of the applicable current Prospectus and Statement of Additional Information ("SAI") and will only make representations included in said Prospectus or SAI or in any authorized supplemental material supplied by OGDS. Financial Institution shall not have any authority in any transaction to act as agent for OGDS or One Group. Except as particularly stated in this Agreement, neither OGDS, OGA nor One Group shall have the authority to act on behalf of Financial Institution or to incur any cost or liability on behalf of Financial Institution.

3. OGDS.

     OGDS shall be responsible for and shall have liability with respect to (i) the compliance with all applicable laws, rules and regulations of any prospectus, Statement of Additional Information, registration statement, annual or periodic report, proxy statement, brochure or any other item of marketing material of or relating to One Group; (ii) the registration, qualification or notification of any shares of One Group under all federal and applicable state laws; (iii) the filing with the NASD of any advertising or sales literature provided Financial Institution; (iv) the compliance by OGDS, One Group and each "affiliated person" (as that term is defined in the rules under the Investment Company Act of 1940) with applicable federal and state law; provided, however, that the same shall not apply to the extent that any failure to comply is caused by Financial Institution's failure to comply with any of the applicable foregoing laws, rules or regulations or its material breach of this Agreement.

     OGDS represents and warrants to Financial Institution as follows: (i) OGDS is duly authorized and empowered to execute and deliver this Agreement;
     (ii) OGDS is, and will continue to be, a member in good standing of the NASD and will comply with its rules; (iii) OGDS is, and will continue to be, registered with the SEC; (iv) One Group is, and will continue to be, registered as an investment company under the Investment Company Act of 1940; (v) shares of One Group are, and will continue to be, registered under the Securities Act of 1933; (vi) OGDS and One Group will comply with all applicable federal and state laws, rulings, administrative rules, and orders; and (vii) any prospectus, Statement of Additional Information, registration statement, annual and periodic report, proxy statement, brochure and any other item of advertising or marketing material relating to One Group shall be in compliance with all applicable laws, rulings, administrative rules and orders.

B.   Sales of Fund Shares.

1.   Execution of Orders for Purchase and Redemption of Shares.

     (a) All orders for the purchase of any Shares shall be executed at the then-current public offering price per share (i.e., the net asset value per share plus the applicable initial sales load, if any) and all orders for the redemption of any Shares shall be executed at the net asset value per share, in each case as described in the applicable Fund prospectus. Any applicable deferred sales charges (contingent or otherwise), redemption fee, or similar charge or fee will be deducted by One Group prior to the transmission of the redemption proceeds to Financial Institution or its customer. OGDS and One Group reserve the right to reject any purchase request in their sole discretion.

         The procedures relating to all orders will be subject to the terms of the prospectus of each Fund and OGDS' written instructions to Financial Institution from time to time. Specifically,

         (i) orders to purchase and redeem shares received by Financial Institution prior to the close of trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern Time ("ET")) ("Market Close") on any day that a Fund is open for business ("Day 1") will be electronically transmitted to One Group by 8:00 a.m., ET on the next day that the Fund is open for business ("Day 2")(such orders are referred to as "Day 1 Trades"); and

         (ii) orders to purchase and redeem shares received by Financial Institution after the Market Close on Day 1, but prior to the Market Close on Day 2 ("Day 2 Trades") will be electronically transmitted to One Group on the second day that a Fund is open for business following Day 1.

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         (iii) If the Financial Institution cannot electronically transmit Day 1
               Trades by 8:00 a.m. on Day 2, Financial Institution will transmit such orders by facsimile prior to the beginning of trading on the New York Stock Exchange (generally 9:30 a.m ET) ("Market Open") on Day 2.

     (b) Day 1 Trades will be effected at the NAV calculated as of the Market Close on Day 1and Day 2 Trades will be effected at the NAV calculated as of the Market Close on Day 2. One Group agrees that, consistent with the foregoing, Day 1 Trades will have been received by One Group prior to the Market Close on Day 1 for all purposes, including, without limitation, effecting distributions.

     (c) Payments for Shares shall be made as specified in the applicable Fund prospectus, (i.e., by wire directly to State Street Bank and Trust Company, One Group's transfer agent). If payment for any purchase order is not received in accordance with the terms of the applicable Fund prospectus, OGDS reserves the right, without notice, to cancel the sale and to hold Financial Institution responsible for any loss sustained as a result thereof, including loss of profit.

2.   Initial Sales Loads Payable to Financial Institution.

     (a) On each order accepted by OGDS, in exchange for the performance of sales and/or distribution services, Financial Institution will be entitled to receive the applicable percentage of the initial sales load, if any, as established by OGDS from the amount paid by Financial Institution's customer. The initial sales loads for any Fund shall be those set forth in the Fund's prospectus. The portion of the initial sales load payable to Financial Institution may be changed at any time, at OGDS' sole discretion, upon written notice to Financial Institution.

     (b) Transactions may be settled by Financial Institution: (i) by payment of the full purchase price less an amount equal to Financial Institution's applicable percentage of the initial sales load, or (ii) by payment of the full purchase price, in which case Financial Institution shall receive, not less frequently than monthly, the aggregate fees due to it on orders received and settled.

     (c) It shall be the obligation of the Financial Institution to either (i) assess the appropriate initial sales load for each transaction and to forward the public offering price, net of the amount of the initial sales load to be reallocated to the Financial Institution, to the appropriate Fund, or (ii) to provide OGDS with all necessary information regarding the application of the appropriate initial sales load to each transaction.

     (d) In the event that Financial Institution notifies OGDS in writing that Financial Institution elects to waive such initial sales load, and if the Funds' prospectus permits such waiver, such initial sales load will not be assessed on the transaction. Neither the Fund nor OGDS shall have any responsibility to correct the payment or assessment of an incorrect initial sales load due to the failure of the Financial Institution to fulfill the foregoing obligation.

3. Contingent Deferred Sales Charges and Advance Commissions Payable to Financial Institution.

     (a) Upon the purchase of certain Shares, as described in the applicable prospectuses, OGDS will pay Financial Institution an advance commission as published in the Fund's current prospectus. This amount is not to be considered an initial sales load and should not be deducted from the public offering price of the Shares which shall be forwarded to the Fund. Generally, a contingent deferred sales charge ("CDSC") will be assessed upon the redemption of Shares with regard to which an advance commission is paid by OGDS.

     (b) To receive advance commissions from OGDS on Shares that are subject to a CDSC, Financial Institution must open investor accounts with the Fund on a fully disclosed basis or be able to account for share ownership periods used in calculating the CDSC.

     (c) In the event that Financial Institution notifies OGDS in writing that Financial Institution elects to waive such advance commission, and if the Fund's prospectus permits such a waiver, the advance commission will not be paid and the CDSC will not be charged upon the redemption of the relevant Shares. Neither the Fund nor OGDS shall have any responsibility to correct the assessment of an incorrect CDSC due to the failure of the Financial Institution to fulfill the foregoing obligation.

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C.   Distribution Services.

1.   Agreement to Provide Distribution Services.

     (a) With regard to those Funds noted on Exhibit A which pay asset-based sales charges under Distribution and Shareholder Services Plans adopted pursuant to Rule 12b-1 under The Investment Company Act of 1940, as amended ("Rule 12b-1 Fees"), OGDS hereby appoints Financial Institution to render or cause to be rendered distribution and sales services to the Funds and their shareholders.

     (b) The services to be provided under sub-section (a) may include, but are not limited to, the following:

             (i) Assisting OGDS in marketing shares of the Funds to Financial Institution's prospective and existing customers;

             (ii) Aggregating and processing purchase and redemption requests for Shares from customers and placing net purchase and redemption orders with the Funds or their transfer agent;

             (iii) Providing periodic information to customers about their holdings in the Funds;

             (iv) Arranging for bank wires and federal funds wires to and from customers' accounts;

             (v) Responding to questions about the Funds from customers and potential customers;

             (vi)   Processing dividend payments;

             (vii) Assisting customers in changing dividend options, account designations, and addresses;

             (viii) Where required by law, forwarding Fund shareholder
                    communications (such as proxies, shareholder reports, annual and semi-annual financial statements, and dividend, distribution and tax notices) to Customers; and

             (ix) Providing other similar services as OGDS may reasonably request to the extent permitted under applicable laws or regulations.

     (c) In addition, Rule 12b-1 Fees may be reduced or eliminated at any time if the Distribution and Shareholder Services Plans under which the fees are paid are materially amended or terminated either by the Board of Trustees of One Group or by vote of a majority of the outstanding shares of a Fund. OGDS will have no obligation to pay Financial Institution any Rule 12b-1 Fees with respect to any period after the date, if any, (i) on which OGDS ceases to be the Distributor for the Funds, (ii) the ongoing payment OGDS receives from the Funds is eliminated or reduced, or (iii) Financial Institution ceases to provide the services contemplated in this Agreement.

2.   Asset-Based Sales Loads Payable to Financial Institution.

     During the term of this Agreement, OGDS will pay Financial Institution Rule 12b-1 Fees for each Fund as set forth in the Fund's current prospectus. For the payment period in which this Agreement becomes effective, there shall be an appropriate pro-ration of the fee on the basis of the number of days that this Agreement is in effect during the period.

D.   Miscellaneous.

1.   Delivery of Prospectuses and Reports to Customers.

     OGDS shall, at its cost, supply Financial Institution or its mailing agent with sufficient amounts of prospectuses Statements of Additional Information, including any supplements or amendments thereto, annual and semi-annual reports, proxy solicitation materials and such other materials that OGDS desires. Financial Institution will deliver or cause to be delivered, at its expense, to each customer, at or prior to the time of any purchase of Shares, a copy of the

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     current prospectus of the Fund and, upon request by a customer or shareholder, a copy of the Fund's current Statement of Additional Information. Financial Institution agrees to deliver or cause to be delivered, at OGDS' expense, to Shareholder, upon the request of OGDS, copies of amended prospectuses and to deliver or cause to be delivered to shareholders proxy solicitation materials and copies of the Funds' annual and semi-annual reports. Financial Institution shall not make any representations concerning any Shares other than those contained in the prospectus or Statement of Additional Information of a Fund or in any promotional materials or sales literature furnished to Financial Institution by OGDS or One Group.

2.   ERISA Assets.

     To the extent assets subject to ERISA are invested in One Group, Financial Institution will comply with laws, rules, regulations and other guidance regarding ERISA or the Internal Revenue Code, as amended, with respect to its receipt of fees under this Agreement. OGDS makes no representation or warranty as to whether payment and receipt of fees contemplated herein with respect to a retirement plan constitute a prohibited transaction under ERISA or the Internal Revenue Code, as amended.

3.   Blue Sky.

     (a) Shares of the Funds have been qualified for sale under, or are exempt from the requirements of the respective securities laws of the states and jurisdictions listed on Exhibit A. OGDS will promptly notify Financial Institution in the event shares of the Funds cease to be qualified for sale under, or cease to qualify for an exemption from the requirements of the respective securities laws of the states and jurisdictions listed on Exhibit A to this Agreement.

     (b) Financial Institution agrees and certifies that:

             (i) It is licensed to offer and sell securities of open-end investment companies in all jurisdictions in which it plans to offer and sell such securities;

             (ii) It will comply with all applicable state and federal laws and the rules and regulations of authorized regulatory agencies; and

             (iii) It will not sell or offer for sale Shares of the Funds in any state or jurisdiction where the Shares have not been qualified for sale.

4.   Indemnification.

     (a) Financial Institution shall indemnify and hold harmless OGDS, OGA, each Fund, the transfer agent of the Funds, and their respective subsidiaries, affiliates, officers, directors, agents and employees from all direct liabilities, losses or costs (including reasonable attorneys fees) arising from, related to or otherwise connected with:

             (i) any material breach by Financial Institution of any representations, covenants or warranties of this Agreement;

             (ii) any actions or omissions of OGDS, OGA, any Fund, the transfer agent of the Funds, and their subsidiaries, affiliates, officers, directors, agents and employees in reliance upon any oral, written or computer or electronically transmitted instructions, documents or materials believed to be genuine and to have been given by or on behalf of Financial Institution; or

             (iii) any willful misconduct or negligence (as measured by industry standards) of Financial Institution, its agents and employees, in the performance of, or failure to perform, its obligations under this Agreement, or any reckless disregard of its obligations under this Agreement.

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      (b)  OGDS shall indemnify and hold harmless Financial Institution and its subsidiaries and affiliates, and their officers, directors, agents and employees, from and against any and all direct liabilities, losses or costs (including reasonable attorneys fees) arising from, related to or otherwise connected with:

                (i) any material breach by OGDS of any representations, covenants or warranties of this Agreement or any provision of this Agreement;

                (ii) any alleged untrue statement of a material fact contained in any Fund's Registration Statement or Prospectus, or as a result of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading; and

                (iii) any willful misconduct or negligence (as measured by industry standards) of OGDS, its agents and employees, in the performance of, or failure to perform, its obligations under this Agreement, or any reckless disregard of its obligations under this Agreement.

      (c) OGA shall indemnify and hold harmless Financial Institution, its subsidiaries and affiliates, and their officers, directors, agents and employees, from and against any and all direct liabilities, losses or costs (including reasonable attorneys fees) arising from, related to or otherwise connected with any material breach by OGA of any provision of this Agreement.

      (d) The agreement of the parties in this Section 4 to indemnify each other is conditioned upon the party entitled to indemnification (Indemnified Party) giving notice to the party required to provide indemnification (Indemnifying Party) promptly after the summons or other first legal process for any claim as to which indemnity may be sought is served on the Indemnified Party. Such notice will be given by a means of prompt delivery that provides confirmation of receipt to the address provided below in Paragraph .9. The Indemnified Party shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting from it, provided that counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be approved by the Indemnified Party (which approval shall not unreasonably be withheld), and that the Indemnified Party may participate in such defense at its expense. If the Indemnifying party does not elect to assume the defense, the Indemnifying Party will reimburse the Indemnified Party for the reasonable fees and expenses of any counsel retained by it. The failure of the Indemnified Party to give notice as provided in this Sub-section (d) shall not relieve the Indemnifying Party from any liability other than its indemnity obligation under this Section. No Indemnifying Party, in the defense of any such claim or litigation, shall, without the written consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability in respect to such claim or litigation.

      (e) Neither party shall have any obligation of indemnity to the extent said liabilities, losses or costs are caused by an act or omission of the party seeking to be indemnified. Each party shall use reasonable efforts to mitigate all costs and expenses. Additionally, each party hereby acknowledges and agrees that the obligation of indemnity or reimbursement of either party to any other party to this Agreement, if any, shall be limited to actual damages. In no event shall either party be liable to the other, in any manner whatsoever, for consequential, incidental, special or punitive damages.

      (e) The provisions of this Section 4 shall survive the termination of this Agreement.

5.    Customer Names Proprietary to Financial institution.

      Notwithstanding anything to the contrary contained in this Agreement, in addition to and not in lieu of other provisions in this Agreement:

           (a) "Financial Institution Confidential Information" includes but is not limited to all proprietary and confidential information of Financial Institution and its subsidiaries, affiliates and licensees (collectively the "Financial Institution Protected Parties"), including without limitation all information regarding the customers of the Financial Institution Protected Parties; or the accounts, account numbers, names, addresses, social security numbers or any other personal identifier of such customers; or any information derived therefrom. Financial Institution Confidential Information shall not include information which is (a) in or

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              becomes part of the public domain, except when such information is in the public domain due to disclosure by OGDS in violation of this Agreement, (b) demonstrably known to OGDS prior to execution of this Agreement, (c) independently developed by OGDS in the ordinary course of business outside of this Agreement, or (d) rightfully and lawfully obtained by OGDS from any third party other than Financial Institution Protected Parties. OGDS may not use or disclose Financial Institution Confidential Information for any purpose other than to carry out the purpose for which Financial Institution Confidential Information was provided to
              OGDS as set forth in the Agreement; and OGDS agrees to cause all its employees, agents and representatives, or any other party to whom OGDS may provide access to or disclose Financial Institution Confidential Information to limit the use and disclosure of Financial Institution Confidential Information to that purpose.

         (b) "OGDS Confidential Information" includes but is not limited to all proprietary and confidential information of OGDS and its subsidiaries, affiliates and licensees (collectively the "OGDS Protected Parties"), including without limitation all information regarding the customers of the OGDS Protected Parties; or the accounts, account numbers, names, addresses, social security numbers or any other personal identifier of such customers; or any information derived therefrom. OGDS Confidential Information shall not include information which is (a) in or becomes part of the public domain, except when such information is in the public domain due to disclosure by Financial Institution in violation of this Agreement, (b) demonstrably known to Financial Institution prior to execution of this Agreement, (c) independently developed by Financial Institution in the ordinary course of business outside of this Agreement, or (d) rightfully and lawfully obtained by Financial Institution from any third party other than OGDS Protected Parties. Financial Institution may not use or disclose OGDS Confidential Information for any purpose other than to carry out the purpose for which OGDS Confidential Information was provided to Financial Institution as set forth in the Agreement; and Financial Institution agrees to cause all its employees, agents and representatives, or any other party to whom Financial Institution may provide access to or disclose OGDS Confidential Information to limit the use and disclosure of OGDS Confidential Information to that purpose.

         (c) Each party agrees to implement appropriate measures designed to ensure the security and confidentiality of Financial Institution Confidential Information and OGDS Confidential Information, to protect such information against any anticipated threats or hazards to the security or integrity of such information, and to protect against unauthorized access to, or use of, such information that could result in substantial harm or inconvenience to any customer described in this Section 5; each party further agrees to cause all its agents, representatives or subcontractors, or any other party to whom the such party may provide access to or disclose Financial Institution Confidential Information and OGDS Confidential Information to implement appropriate measures designed to meet the objectives set forth in this Section 5. Upon request, Financial Institution or OGDS, as applicable, shall provide the other with copies of audits and test result information sufficient to assure the requesting party that the other party has implemented information security measures consistent with this paragraph.

         (d) OGDS and One Group, and any agents of either, including any wholesalers, shall not make any contact with any registered representative of Financial Institution, whether by mail, telephone, or other means without Financial Institution's prior written approval.

         (e) OGDS shall only use the company name or any trade name, trademark or service mark or logo of Financial Institution or any person or entity controlling, controlled by, or under common control with Financial Institution with Financial Institution's prior written consent.

         (f) If applicable, Financial Institution will deliver One Group's privacy policy as required by Regulation S-P in accordance with Section E.1.

         (g) Neither party shall use the name of the other party in any manner without the other party's written consent, except as required by any applicable federal or state law, rule or regulation, and except pursuant to any mutually agreed upon promotional programs.

         (h)  Each party acknowledges that any breach of the agreements in this
              Section 5 would result in immediate and irreparable harm for which there would be no adequate remedy at law and agree that in the event of such a breach, that the part so harmed, or allegedly harmed, will be entitled to equitable relief by way of temporary

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         and permanent injunctions, as well as such other relief as any court of competent jurisdiction deems appropriate. The provisions of this
         Section 5 shall survive the termination of this Agreement.

6.   Security Against Unauthorized Use of Funds' Recordkeeping Systems.

     Financial Institution agrees to provide such security as is necessary to prevent any unauthorized use of the Funds' recordkeeping system, accessed via (a) www.onegroup.com or any other URL maintained by One Group, (b) a networking/data access arrangement or (c) computer hardware or software provided to Financial Institution by OGDS or OGA by Financial Institution's employees, agents and representatives.

7.   Solicitation of Proxies.

     Financial Institution agrees not to solicit or cause to be solicited directly, or indirectly, at any time in the future, any proxies from the shareholders of any or all of the Funds in opposition to proxies solicited by management of the Fund or Funds, unless a court of competent jurisdiction shall have determined that the conduct of a majority of the Board of Directors or Trustees of the Fund or Funds constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. This Section 7 will survive the termination of this Agreement.

8.   Certification of Customers' Taxpayer Identification Numbers.

     Financial Institution agrees to obtain any taxpayer identification number certification from its customers required under the Internal Revenue Code of 1986, as amended, and any applicable Treasury regulations, and to provide OGDS, or its designee with timely written notice of any failure to obtain such taxpayer identification number certification in order to enable the implementation of any required backup withholding.

9.   Notices.

     (a) Except as otherwise specifically provided in this Agreement, all notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by:

                (i)   personal delivery;

                (ii) postage prepaid, registered or certified United States first class mail, return receipt requested; or

                (iii) overnight courier services.

                (iv)

     (b) Unless otherwise notified in writing, all notices to OGDS or OGA shall be given or sent to OGDS or OGA at their offices located at 1111 Polaris Parkway, Columbus, Ohio, 43271-1235, Attn: President, and all notices to Financial Institution shall be given or sent to it at its address shown below.

10.  Records.

     Financial Institution will maintain all records required to be kept by state and federal law relating to transactions in Shares and, upon request by One Group, will promptly make such records available to One Group, except as may be prohibited by state or federal law.

11.  Termination and Amendment.

     (a) This Agreement shall become effective in this form as of the date executed by OGDS or as of the first date thereafter upon which Financial Institution executes any transaction, performs any service, or receives any payment pursuant hereto. This Agreement supersedes any prior sales, distribution, shareholder service, or administrative service agreements between the parties.

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     (b) With respect to Rule 12b-1 Fees payable by each Fund, this Agreement shall continue in effect for one year from the date of its execution, and thereafter for successive periods of one year if the form of this Agreement is approved at least annually by the Board of Trustees of One Group, including a majority of the members of the Board of Trustees of One Group who are not interested persons of the Funds and have no direct or indirect financial interest in the operation of the Funds' Distribution and Shareholder Services Plans or in any related documents to such Plans ("Independent Trustees") cast in person at a meeting called for that purpose.

     (c) This Agreement, including Exhibit A hereto, may be amended upon mutual written consent of the parties.

     (d) Notwithstanding the foregoing, this Agreement may be terminated as follows:

         (i) At any time, without the payment of any penalty, by the vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940 on not more than sixty (60) days' written notice to the parties to this Agreement;

         (ii) automatically in the event of the Agreement's assignment as defined in the Investment Company Act of 1940, upon the termination of the "Distribution Agreement" between One Group and OGDS, upon termination of the "Management and Administration Agreement" between One Group and OGA, or upon the termination of the applicable Distribution and Shareholder Services Plan(s); and

         (ii) by any party to this Agreement without cause by giving the other party at least sixty (60) days' written notice of its intention to terminate.

     (e) The termination of this Agreement with respect to any one Fund will not cause the Agreement's termination with respect to any other Fund.

12.  Governing Law.

     This Agreement shall be construed in accordance with the laws of the State of Delaware.

ONE GROUP DEALER SERVICES, INC.
1111 Polaris Parkway
Columbus, Ohio 43271-1235

By:   _______________________________________________

Name:    Mark A. Beeson
      -----------------------------------------------

Title:   President
      -----------------------------------------------

Date: _______________________________________________



ONE GROUP ADMINISTRATIVE SERVICES, INC.
1111 Polaris Parkway
Columbus, Ohio 43271-1235

By:    _______________________________________________

Name:    Robert L. Young
       ----------------------------------------------

Title:   Vice President
       ----------------------------------------------

Date:  ______________________________________________

American Express Financial Advisors Inc.
----------------------------------------
Financial Institution Name
(Please Print or Type)


Address 570 AXP Financial Center _______________________________________________


City Minneapolis                    State Minnesota _____________ Zip Code55474
---------------------------------
_________________________________

By
---------------------------------
_________________________________
Authorized Signature

Vice President
---------------------------------
Title

Sarah McKenzie
---------------------------------
Print Name or Type Name

_________________________________
Dated

                                  EXHIBIT A to
    One Group Dealer Services, Inc. Mutual Fund Sales and Service Agreement

                                                                     Service                       Admin.        State
          FUND                    Class A    Class B     Class C      Class    Class S   Class I   Class     Qualification *
          ----                    -------    -------     -------      -----    -------   -------   -----     ---------------
1.  Small Cap Growth                 X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------
2.  Small Cap Value                  X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------
3.  Mid Cap Growth                   X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------
4.  Mid Cap Value                    X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------
5.  Diversified Mid Cap              X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------
6.  Large Cap Growth                 X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------
7.  Large Cap Value                  X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------
8.  Equity Income                    X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------
9.  Diversified Equity               X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------
10. Balanced                         X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------
11. Equity Index                     X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------
12. Market Expansion Index           X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------
13. International Equity Index       X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------
14. Diversified International        X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------
15. Health Sciences                  X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------
16  Ultra Short-Term Bond            X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------
17. Short-Term Bond                  X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------
18. Intermediate Bond                X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------
19. Bond                             X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------
20. Income Bond                      X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------
21. Government Bond                  X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------
22. Treasury & Agency                X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------
23. High Yield Bond                  X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------
24. Short-Term Municipal Bond        X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------
25. Intermediate Tax-Free Bond       X          X                                           X                All
----------------------------------------------------------------------------------------------------------------------------
26. Tax-Free Bond                    X          X                                           X                All
----------------------------------------------------------------------------------------------------------------------------
27. Municipal Income                 X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------
28. Arizona Municipal Bond           X          X                                           X                Note 1
----------------------------------------------------------------------------------------------------------------------------
29. Kentucky Municipal Bond          X          X                                           X                Note 2
----------------------------------------------------------------------------------------------------------------------------
30. Louisiana Municipal Bond         X          X                                           X                Note 3
----------------------------------------------------------------------------------------------------------------------------
31. Michigan Municipal Bond          X          X                                           X                All except DC
----------------------------------------------------------------------------------------------------------------------------
32. Ohio Municipal Bond              X          X                                           X                Note 4
----------------------------------------------------------------------------------------------------------------------------
33. West Virginia Municipal Bond     X          X                                           X                Note 5
----------------------------------------------------------------------------------------------------------------------------
34. Investor Growth                  X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------
35. Investor Growth & Income         X          X           X                               X                All
----------------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT A to
    One Group Dealer Services, Inc. Mutual Fund Sales and Service Agreement

                                                                               Service                       Admin.      State
          FUND                                Class A    Class B    Class C     Class    Class S   Class I   Class   Qualification *
          ----                                -------    -------    -------     -----    -------   -------   -----   ---------------


36.  Investor Balanced                           X          X          X                              X              All
------------------------------------------------------------------------------------------------------------------------------------
37.  Investor Conservative Growth                X          X          X                              X              All
------------------------------------------------------------------------------------------------------------------------------------
38.  Prime Money Market                          X          X          X        X                     X              All
------------------------------------------------------------------------------------------------------------------------------------
39.  U.S. Treasury Securities Money Market       X          X          X        X                     X              All
------------------------------------------------------------------------------------------------------------------------------------
40.  Municipal Money Market                      X                     X        X                     X              Note 6
------------------------------------------------------------------------------------------------------------------------------------
41.  Michigan Municipal Money Market             X                     X        X                     X              Note 7
------------------------------------------------------------------------------------------------------------------------------------
42.  Ohio Municipal Money Market                 X                     X        X                     X              Note 8
------------------------------------------------------------------------------------------------------------------------------------
43.  U.S. Government Securities Money Market     X                     X        X                     X              Note 9
------------------------------------------------------------------------------------------------------------------------------------
44   Institutional Prime Money Market                                                       X         X         X    All
------------------------------------------------------------------------------------------------------------------------------------
45.  Treasury Only Money Market                                                             X         X         X    All
------------------------------------------------------------------------------------------------------------------------------------
46.  Government Money Market                                                                X         X         X    All
------------------------------------------------------------------------------------------------------------------------------------
47.  Technology                                  X            X        X                              X              All
------------------------------------------------------------------------------------------------------------------------------------
48.   Mortgage-Backed Securities                 X                                                    X              Note 10
------------------------------------------------------------------------------------------------------------------------------------

* All = All 50 states plus Washington, D.C. and Puerto Rico

* State Qualification Notes

------------------------------------------------------------------------------------------------------------------------------------
                                Class A           Class B           Class C      Service Class    Class S      Class I
------------------------------------------------------------------------------------------------------------------------------------
Note 1    Arizona Municipal     AZ, CA, CO, FL,   AZ, CA, CO, FL,   N/A          N/A              N/A          AZ, CA, CO, FL,
          Bond                  GU, IL, KY, LA,   GU, KY, LA, MA,                                              GU, IL, KY, LA,
                                MA, MN, MT, NC,   MT, NE, NH, NJ,                                              MT, NE, NH, NJ,
                                NE, NH, NJ, NM,   NM, NV, NY, OH,                                              NM, NV, NY, OH,
                                NV, NY, OH, OK,   OK, OR, UT, VI                                               OK, OR, UT, VI
                                OR, TX, UT, VI,
                                WI
------------------------------------------------------------------------------------------------------------------------------------
Note 2    Kentucky Municipal    AL, FL, GA, GU,   AL, FL, GA, GU,   N/A          N/A              N/A          AL, FL, GA, GU,
          Bond                  HI, IN, KY, LA,   HI, IN, KY, LA,                                              HI, IN, KY, LA,
                                MA, MD, MO, MS,   MA, MO, MS, MT,                                              MA, MO, MS, MT,
                                MT, NE, NH, NJ,   NE, NH, NJ, NY,                                              NE, NH, NJ, NM,
                                NM, NY, OH, OK,   OH, OK, OR, PA,                                              NY, OH, OK, OR,
                                OR, PA, TX, UT,   TX, UT, VI, WV,                                              PA, TX, UT, VI,
                                VI, WV, WY        WY                                                           WV, WY
------------------------------------------------------------------------------------------------------------------------------------
Note 3    Louisiana Municipal   AL, AR, AZ,       AL, AR, CA,       N/A          N/A              N/A          AL, AR, CA,
------------------------------------------------------------------------------------------------------------------------------------


                                  EXHIBIT A to
    One Group Dealer Services, Inc. Mutual Fund Sales and Service Agreement

------------------------------------------------------------------------------------------------------------------------------------
                                Class A           Class B           Class C           Service Class   Class S  Class I
------------------------------------------------------------------------------------------------------------------------------------
          Bond
                                CA, FL, GA, GU,   FL, GA, GU, HI,                                              FL, GA, GU, HI,
                                HI, IN, KY, LA,   KY, LA, MA, MS,                                              KY, LA, MA, MS,
                                MA, MS, MT, NE,   MT, NE, NH, NJ,                                              MT, NE, NH, NJ,
                                NH, NJ, NY, OH,   NY, OH, OK, OR,                                              NY, OH, OK, OR,
                                OK, OR, PA, TN,   PA, TX, UT, VA,                                              PA, TX, UT, VA,
                                TX, UT, VA, VI,   VI, WV                                                       VI, WV
                                WV
------------------------------------------------------------------------------------------------------------------------------------

Note 4    Ohio Municipal Bond   AL, CA, CO, FL,   AL, AZ, CA, CO,   N/A               N/A             N/A      AL, CA, CO, FL,
                                GA, GU, HI, IL,   FL, GA, GU, HI,                                              GA, GU, HI, IL,
                                IN, KY, LA, MA,   IL, IN, KY, LA,                                              IN, KY, LA, MA,
                                MD, MI, MN, MS,   MA, MD, MI, MN,                                              MD, MI, MN, MS,
                                MT, NC, NE, NH,   MS, MT, NC, NE,                                              MT, NC, NE, NH,
                                NJ, NV, NY, OH    NH, NJ, NM, NV,                                              NJ, NV, NY, OH
                                OK, OR, PA, TX,   NY, OH OK, OR,                                               OK, OR, PA, UT,
                                UT, VA, VI, WI,   PA, TN, TX, UT,                                              VA, VI, WI, WV,
                                WV, WY            VA, VI, WA, WI,                                              WY
                                                  WV, WY

------------------------------------------------------------------------------------------------------------------------------------

Note 5    West Virginia         FL, GU, KY, LA,   FL, GU, KY, LA,   N/A               N/A             N/A      FL, GU, KY, LA,
          Municipal Bond        MA, MD, MT, NC,   MA, MD, MT, NE,                                              MA, MD, MT, NE,
                                NE, NH, NJ, NY,   NH, NJ, NY, OH,                                              NH, NJ, NY, OH,
                                OH, OK, OR, PA,   OK, OR, PA, UT,                                              OK, OR, PA, UT,
                                TX, UT, VA, VI,   VA, VI, WV                                                   VA, VI, WV
                                WV
------------------------------------------------------------------------------------------------------------------------------------
Note 6    Municipal Money       All               N/A               DC, FL, GU, KY,   All             N/A      All
          Market                                                    LA, MT, NE, NH,
                                                                    NJ, OH, OK, OR,
                                                                    UT, VI
------------------------------------------------------------------------------------------------------------------------------------
Note 7    Michigan Municipal    All except DC     N/A               All except DC     FL, GU, KY, LA, N/A      All except DC
          Money Market                                                                NE, NJ, OH, OK,
                                                                                      OR, UT, VI
------------------------------------------------------------------------------------------------------------------------------------
Note 8    Ohio Municipal        AL, AZ, CA, CO,   N/A               FL, GU, KY, LA,   FL, GU, NE, NJ, N/A      AL, CA, CO, FL,
          Money Market          FL, GA,                             MT, NE,           OK, VI                   GA, GU,
------------------------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT A to
     One Group Dealer Services, Inc. Mutual Fund Sales and Service Agreement

------------------------------------------------------------------------------------------------------------------------------------
                                Class A           Class B           Class C             Service Class    Class S     Class I
------------------------------------------------------------------------------------------------------------------------------------
                                GU, HI, IL, IN,                     NH, NJ, OH,                                      HI, IL, IN, KY,
                                KY, LA, MA,                         OK, OR, UT,VI                                    LA, MA, MN,
                                MD, MI, MN,                                                                          MO, MS, MT,
                                MO, MS, MT                                                                           NC, NE, NH,
                                NC, NE, NH,                                                                          NJ, NV, NY,
                                NJ, NM, NV                                                                           OH OK, OR,
                                NY, OH OK,                                                                           PA, SC, UT,
                                OR, PA, SC,                                                                          VA, VI, WI,
                                TN, TX, UT,                                                                          WV, WY
                                VA, VI, WI,
                                WV, WY
------------------------------------------------------------------------------------------------------------------------------------
Note 9    U.S. Government       All               N/A               FL, GU, MT,         FL, GU, MT,      N/A         All
          Securities Money                                          NE, NH, NJ,         NE, NH, NJ,
          Market                                                    OK, SD, VI          OK, SD, VI
------------------------------------------------------------------------------------------------------------------------------------
Note 10   Mortgage-Backed       FL, GU, IL, IN,   N/A               N/A                 N/A              N/A         FL, GU, IL, IN,
          Securities            MI, NJ, OH, VI                                                                       MI, NJ, OH, VI
------------------------------------------------------------------------------------------------------------------------------------